EXHIBIT 32

                         CERTIFICATION OF 10-QSB REPORT
                                       OF
                         CHADMOORE WIRELESS GROUP, INC.
                       FOR THE QUARTER ENDED June 30, 2006


1. The undersigned are the Chief Executive Officer and the Chief Financial Officer of Chadmoore Wireless Group, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the 10-QSB Report of Chadmoore Wireless Group, Inc. for the quarter ended March 31, 2006.

2. We certify that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Chadmoore Wireless Group, Inc.


This Certification is executed as of August 14, 2006.



                                     /s/ ROBERT W. MOORE
                                     -------------------------------------------
                                     Robert W. Moore, Chief Executive Officer



                                     /s/ STEPHEN K. RADUSCH
                                     -------------------------------------------
                                     Stephen K. Radusch, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Chadmoore Wireless Group, Inc. and will be retained by Chadmoore Wireless Group, Inc. and furnished to the Securities Exchange Commission or its staff upon request.

This certificate accompanies the Form 10-QSB to which it relates, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference into any filing of Chadmoore Wireless Group, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-QSB), irrespective of any general incorporation language contained in such filing.